WORLDWIDE CAPITAL PARTNER



                            PRELIMINARY TERM SHEET



                                GMAC RFC


                           $458,755,000 (APPROXIMATE)


                          RFMSII SERIES 2001-HS3 TRUST
                       HOME EQUITY LOAN-BACKED TERM NOTES


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER

          The following is a preliminary Term Sheet. All terms and statements are subject to change.

                         Residential Funding Securties
                                 A GMAC Company
                                 AS UNDERWRITER





                               SEPTEMBER 18, 2001



________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



                               STRUCTURE OVERVIEW
                                   TO 10% CALL

Class       Original         Type        WAL  Principal   PaymentInterest   Stated      Expected
            Principal                   (yrs)  Payment     Delay Accrual    Final       Ratings
           Balance ($)                          Window    (days)  Basis    Maturity  (Moody's/S&P/
                                                (mos)                                    Fitch)
CLOSED-END 2ND LIEN HOME EQUITY LOANS
A-I-1      123,500,000    Float - Sr     0.90    1 - 20      0    Act/360  [Aug       Aaa/AAA/AAA
                               - Seq                                         2012]
A-I-2      53,000,000     Fixed - Sr     2.01   20 - 29     24    30/360   [Jun       Aaa/AAA/AAA
                               - Seq                                         2015]
A-I-3      49,000,000     Fixed - Sr     3.01   29 - 46     24    30/360   [Jul       Aaa/AAA/AAA
                               - Seq                                         2016]
A-I-4      48,000,000     Fixed - Sr     4.99   46 - 79     24    30/360   [Jul       Aaa/AAA/AAA
                               - Seq                                         2016]
A-I-5      28,250,000     Fixed - Sr     6.74   79 - 81     24    30/360   [Jun       Aaa/AAA/AAA
                               - Seq                                         2031]
A-IO                     Fixed - I/O      -        -        24    30/360   [Sep       Aaa/AAA/AAA
           (Notional)                                                        2004]
M-I-1      17,850,000    Fixed - Sub     4.66   38 - 81     24    30/360   [Jun        Aa2/AA/AA
                                                                             2031]
M-I-2      11,900,000    Fixed - Sub     4.64   37 - 81     24    30/360   [Jun          A2/A/A
                                                                             2031]
M-I-3      8,500,000     Fixed - Sub     4.63   37 - 81     24    30/360   [Jun       Baa2/BBB/BBB
                                                                             2031]


HOME EQUITY REVOLVING CREDIT LOANS
A-II       118,755,000  Float - Sr -     3.11   1 - 96      0     Act/360  [May       Aaa/AAA/AAA
                                  PT                                         2031]

                             TRANSACTION OVERVIEW

THE NOTES:                 $340,000,000 adjustable- and fixed-rate Class A-I-1 through Class
                           A-I-5 Notes and the Class A-IO Notes (together, the "Class A-I
                           Notes") and fixed-rate Class M-I-1 through Class M-I-3 Notes (the
                           "Class M-I Notes", and together with the Class A-I Notes, the "Class
                           I Notes") are being offered concurrently with $118,755,000 of adjustable-rate Class A-II Notes (the "Class II Notes", and together with the Class I Notes, the "Notes").  The Class I Notes are primarily backed by fixed-rate closed-end home equity loans (the
                           "Group I Loans" or "HELs"), and the Class II Notes are primarily backed by adjustable-rate home equity revolving credit loans (the
                           "Group II Loans" or "HELOCs").

VARIABLE                   FUNDING  NOTES:  The trust will also  issue  Variable
                           Funding  Notes  backed by the  Group II Loans.  These
                           Variable Funding Notes will not be offered by the prospectus supplement.

ISSUER:                    RFMSII Series 2001-HS3 Trust.

DEPOSITOR:                 Residential Funding Mortgage Securities II, Inc.  ("RFMSII").

SELLER                     & MASTER SERVICER:  Residential  Funding  Corporation
                           (the "Seller", "Master Servicer", or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage
                           Group, Inc.

SUBSERVICER:               HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

OWNER TRUSTEE:             Wilmington Trust Company.

INDENTURE TRUSTEE:         The Chase Manhattan Bank.

CUT-OFF DATE:              September 1, 2001.

EXPECTED TIMING:           o       Pricing Date: On or about September [21], 2001.
                           o       Settlement Date: On or about September 27, 2001.


________________________________________________________________________________
This  Information  was prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.



RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________


----------------------------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
----------------------------------------------------------------------------------------------------

GROUP I CUT-OFF DATE       The aggregate principal balance of the Group I mortgage loans as of
  BALANCE:                 the close of business on the day prior to the Cut-Off Date.

GROUP II CUT-OFF DATE      The aggregate principal balance of the Group II mortgage loans as of
  BALANCE:                 the close of business on the day prior to the Cut-Off Date.

COLLATERAL                      DESCRIPTION:   o  Two  loan   groups:   Group  I
                                (fixed-rate HELs) and Group II  (adjustable-rate
                                HELOCs).  The  information  below regarding each
                                loan  group is based  on a  preliminary  pool of
                                assets. The weighted average  characteristics of
                                the final pools are not  expected to  materially
                                change.
                           o    Group  I  is  comprised  of  8,502  conventional
                                fixed-rate,   closed-end  home  equity  mortgage
                                loans totaling  $331,149,947,  secured primarily
                                by 2nd liens on one- to four-family  residential
                                properties,  with  CLTVs  not in excess of 100%.
                                The final Group I pool balance is expected to be
                                approximately $340,000,000.
                           o    Group II is comprised  of 3,055  adjustable-rate
                                revolving  credit loans  totaling  $113,899,891,
                                secured  primarily  by  2nd  liens  on  one-  to
                                four-family residential  properties,  with CLTVs
                                not in excess of 100%.  The final  Group II pool
                                balance   is   expected   to  be   approximately
                                $117,000,000.

STRUCTURE:                 o       Group I - Sequential pay with I/O supported primarily by
                                fixed-rate collateral.  Class A-I-1 will be issued as
                                adjustable-rate notes and Classes A-I-2 through M-I-3 will be issued as fixed-rate notes.
                           o    Group   II   -   Adjustable-rate    pass-through
                                supported primarily by adjustable-rate revolving
                                collateral.

PREPAYMENT                      ASSUMPTION:  o Group I - Initial 4% CPR  ramping
                                up by  approximately  2.1818%  per annum in each
                                month  to 28% CPR  over  the  first  12  months,
                                remaining at 28% CPR on and thereafter.
                           o       Group II - 35% CPR, 15% Constant Draw Rate.

CLEANUP CALL:              With respect to each loan group, the Master Servicer will have the option to purchase all of the remaining loans in that loan group or all of the related notes, as applicable, on the distribution date on which the aggregate principal balance of an individual loan group after applying payments received in the related collection period falls below 10% of its original aggregate principal balance as of the
                           Cut-Off Date.  A cleanup call effected in one loan group will not require a cleanup call to be effected in the other group.  Please refer to "Class A-IO Notes Yield Considerations" regarding the effects of the cleanup call on the Class A-IO Notes.

DISTRIBUTION DATE:         25th of each month (or the next business day if the 25th day is not a business day) commencing in October 2001.

ADVANCES:                  There  is  no  required   advancing   of   delinquent
                           principal  or interest on the  Mortgage  Loans by the
                           Master Servicer,  the Subservicer,  the Trustee,  the
                           Mortgage  Pool  Insurance  Provider,   the  Financial
                           Guaranty Insurance Provider, or any other entity.

MASTER SERVICING FEE:      0.08% per annum.

SUBSERVICING FEE:          0.50% per annum.


________________________________________________________________________________
This  Information  was prepared by Salomon  Smith Barney in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________






----------------------------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
----------------------------------------------------------------------------------------------------

CREDIT ENHANCEMENT

GROUP I:                   Group I losses will be covered by the following:
                           o       5.0% GROUP I MORTGAGE POOL INSURANCE POLICY
                           o       GROUP I EXCESS SPREAD, only with respect to losses not covered by the pool policy as described below
                           o    GROUP II EXCESS SPREAD,  to the extent available
                                and only with  respect to losses not  covered by
                                the pool policy as described below
                           o       NOTE SUBORDINATION

GROUP II:                  Group II losses will be covered by the following:
                           o       GROUP II EXCESS SPREAD
                           o       GROUP I EXCESS SPREAD, to the extent available therefor
                           o       OVERCOLLATERALIZATION, created from accelerated principal
                                payments to the Class A-II Notes with available Group II excess spread
                         o 100% AMBAC FINANCIAL GUARANTY

GROUP I MORTGAGE POOL      The Mortgage Pool Insurance Policy (the "Group I Policy") will
  INSURANCE POLICY:        generally cover realized losses on the Group I Loans, including
                           certain   losses  due  to  bankruptcy  and  fraud  in
                           connection  with  the  origination  of  the  mortgage
                           loans,  up to an aggregate  amount equal to 5% of the
                           Cut-Off Date Group I pool balance. The Group I Policy
                           is for the benefit of the Class I noteholders only.

                           The Group I Policy will cover each claim amount up to
                           the  lesser  of  (a)  110%  of the  unpaid  principal
                           balance   without    capitalization   of   delinquent
                           interest,  penalties, or advances and (b) 100% of the
                           unpaid   principal   balance   plus  the   amount  of
                           delinquent interest, fees and expenses.

                           The Group I Policy will not provide coverage against special hazard losses, bankruptcy losses in excess of the maximum bankruptcy liability, fraud losses in excess of the fraud coverage amount, and any losses in excess of the 5% Group I Policy stop-loss amount.
                           These losses are referred to as "Uninsured Losses."

MORTGAGE POOL              Radian Insurance Inc. ("Radian"), rated Aa3/AA by Moody's and
  INSURANCE PROVIDER:      Standard & Poor's, respectively.

GROUP II  FINANCIAL  The  Financial  Guaranty  Insurance  Policy  (the "Group II
  Policy") will GUARANTY INSURANCE provide 100% coverage of timely interest at the Class A-II POLICY: pass-through rate, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class II
                           Notes only. The Group II Policy will not cover any basis risk shortfalls and is for the benefit of the Class II noteholders only.

FINANCIAL GUARANTY         Ambac Assurance Corporation ("Ambac"), rated Aaa/AAA/AAA by Moody's,
  INSURANCE PROVIDER:      Standard & Poor's and Fitch Inc., respectively.


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________






--------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

PRIORITY OF DISTRIBUTIONS

GROUP I: On each distribution date, principal and interest collections with respect to Group I and payments made under the Group I Policy will be allocated from the payment account in the following order of priority:


                    (1)  To pay the  premium  for the  Group  I  Policy  and any
                         previously   unpaid   premiums  for  such  policy  with
                         interest;

                    (2) To pay accrued interest due on the Class I Notes other than any Group I prepayment interest shortfalls or Relief Act shortfalls, pro rata to the Class A-I Notes and remaining amounts to the Class M-I-1, Class M-I-2 and Class M-I-3 in that order;

                    (3) To pay as principal on the Class I Notes, an amount equal to the principal collection distribution amount for that distribution date;

                    (4) To pay as principal on the Class I Notes, an amount equal to any Uninsured Losses, for that distribution date, and any previously unpaid Uninsured Losses;

                    (5) To pay as principal on the Class II Notes and variable funding notes, pro rata, any current period liquidation loss amounts and any previously unpaid liquidation loss amounts to the extent not covered by current period collections on the Group II revolving credit loans;

                    (6) To pay the Class I Notes any Group I current period prepayment interest shortfalls, and any previously unpaid Group I prepayment interest shortfalls with interest;

                    (7) To pay the Class II Notes and variable funding notes, any current period and previously unpaid Basis Risk Shortfalls, with interest and pro rata based on the related shortfall amounts, to the extent not covered by current period collections on the Group II revolving credit loans; and

                    (8)  To pay any remaining amounts to the Certificateholders.

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________





--------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

PRIORITY OF DISTRIBUTIONS (CONTINUED)

GROUP II: On each distribution date, principal and interest collections with respect to Group II and payments made under the Group II Policy will be allocated from the payment account in the following order of priority:

                    (1) To pay accrued interest on the Class II Notes and the variable funding notes, pro rata, other than Basis Risk Shortfalls or Relief Act shortfalls;

                    (2) To pay principal on the Class II Notes and variable funding notes, pro rata, an amount equal to the principal collection distribution amount for that distribution date;

                    (3) To pay principal on the Class II Notes and variable funding notes, pro rata, an amount equal any current period liquidation loss amounts and any previously unpaid liquidation loss amounts;

                    (4)  To pay the  premium  for the  Group II  Policy  and any
                         previously   unpaid  premiums  for  the  policy,   with
                         interest;

                    (5) To reimburse the Group II Policy provider for prior draws made on the policy other than those attributable to excess loss amounts, with interest;

                    (6) To pay principal on the Class II Notes and variable funding notes, pro rata, an additional amount, if necessary, to bring the overcollateralization amount up to the required overcollateralization amount for that distribution date;

                    (7) To pay the Group II Policy provider any other amounts owed to it under the insurance agreement;

                    (8) To pay as principal on the Class I Notes, an amount equal to any Uninsured Losses for that distribution date, and any previously unpaid Uninsured Losses, to the extent not covered by current period collections on the Group I mortgage loans;

                    (9) To pay the Class II Notes and variable funding notes, any current period and previously unpaid Basis Risk Shortfalls, with interest and pro rata based on the related shortfall amounts;

                    (10) To pay  the  Class  I  Notes  any  Group  I  prepayment interest  shortfalls  in the  current  period,  and any
                         previously unpaid Group I prepayment interest shortfalls with interest, to the extent not covered by current period collections on the Group I mortgage loans;

                    (11) To pay any remaining amounts to the Certificateholders.

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________







--------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS

INTEREST ACCRUAL PERIOD:


                    o Class A-I-1 and Class A-II: from and including the preceding distribution date (or, for the first distribution period, the settlement date) to but excluding the current distribution date on an actual/360 basis.

                    o Classes A-I-2 through M-I-3 and Class A-IO: calendar month preceding the current distribution date on a 30/360 basis.

CLASS I NOTES: The Class A-I-1 Pass-through Rate will be equal to the least of (a) 1-mo. LIBOR plus [00]%, (b) 8.00% per annum, and (c) the Group I Net WAC Rate.

                           The Pass-through Rates for Class A-I-2 through Class M-I-3, other than Class A-IO, will be equal to the lesser of (a) the related fixed-rate coupon for each Class or (b) the Group I Net WAC Rate.

                           Any interest shortfalls due to the Group I Net WAC Rate or the application of clause (b) from the second preceding paragraph will not be reimbursed. Any prepayment interest shortfalls or Relief Act shortfalls will be allocated to the Class I Notes pro rata based upon the interest that would have accrued on these notes absent these reductions.

CLASS A-IO NOTES: The Class A-IO Notes will pay a coupon equal to the Class A-IO Pass-through Rate for the October 2001 through September 2004 Distribution Dates. The Class A-IO Notes do not have principal balances and will only be entitled to interest on a notional amount (as defined below) on these 36 distribution dates.
           Class A-IO
   Pass-through Rate:

                    For the October 2001 through September 2004 Distribution Dates, the Class A-IO Pass-through Rate will equal the lesser of (a) 7.25% per annum and (b) the Class A-IO Net WAC Rate. Commencing on the October 2004 Distribution Date and for all distribution dates thereafter, the Class A-IO Pass-through Rate will equal 0.00%.

  Class  A-IO
Net WAC Rate:

                    The Class A-IO Net WAC Rate with respect to any distribution date is the fraction, expressed as a per annum percentage, the numerator of which equals the excess of (x) the product of (i) the weighted average of the Net Mortgage Rates on the Group I mortgage loans as of the beginning of the related collection period and (ii) the aggregate unpaid principal balance of the Group I mortgage loans as of the beginning of the related collection period, over (y) the product of (i) the weighted average of the pass-through rates on all other classes of Class I Notes for that distribution date and (ii) the aggregate unpaid principal balance of the Class I Notes other than the Class A-IO Notes as of the beginning of the month in which that distribution date occurs; and the denominator of which equals the Class A-IO Notional Amount for that distribution date.

 Class A-IO
Notional  Amount:

                    Interest will accrue on a notional amount equal to the lesser of (a) the Class A-IO Scheduled Notional Balance for that distribution date and (b) the aggregate principal balance of the Group I mortgage loans as of the beginning of the related collection period. Please see Page 12 herein for the Class A-IO Scheduled Notional Balance.
________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________






--------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS (CONT.)


CLASS II NOTES: The Class A-II Pass-through Rate will be equal to the least of (a) 1-mo. LIBOR plus [00]% per annum, (b) 17.25% per annum, and (c) the Group II Net WAC Rate.
                           Any Class II interest shortfalls due to the Group II Net WAC Rate ("Basis Risk Shortfalls") will carry forward with interest at the Class A-II Pass-through Rate and will be reimbursed by excess spread from Loan Group I and Loan Group II to the extent available. Any prepayment interest shortfalls or Relief Act shortfalls will be allocated to the Class II Notes and variable funding notes pro rata based upon the interest that would have accrued on these notes absent these reductions.

INTEREST RATE CAPS:

       Net Mortgage Rate: With respect to any mortgage loan, the Net Mortgage Rate equals the mortgage rate minus (a) the master servicing fee, (b) the subservicing fee, and (c) the applicable policy premium.

              Group I Net With respect to any distribution date, the Group I Net
                WAC Rate equals WAC Rate: the weighted average of the Net Mortgage Rates on the Group I mortgage loans as of the first day of the month preceding the month in which that distribution date occurs. The initial Group I Net WAC Rate equals approximately 8.45% per annum.

             Group II Net With respect to any  distribution  date,  the Group II
                Net WAC Rate WAC Rate: equals the weighted average of the Net Mortgage Rates on the Group II mortgage loans as of the first day of the month preceding the month in which that distribution date occurs. The initial Group II Net WAC Rate equals approximately 5.94% per annum.

STEP-UP COUPON: The pass-through rates for Class A-I-5, Class M-I-1, Class M-I-2 and Class M-I-3 will increase by 0.50%, subject to the Group I Net WAC Rate, on the distribution date following the second distribution date on which the Master Servicer can exercise its option to purchase all the remaining Group I loans from the trust.

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________


--------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS

     GROUP I: On each distribution date prior to the related Stepdown Date, Group I available principal will be distributed as follows:

                    (1) Class A-I Notes, allocated sequentially to Class A-I-1 through Class A-I-5 until each class is paid in full;

                    (2) Class M-I-1 Notes, until paid in full; (3) Class M-I-2 Notes, until paid in full; (4) Class M-I-3 Notes, until paid in full.

     On each distribution date on or after the related Stepdown Date subject to certain conditions specified in the indenture, Group I available principal will be distributed as follows:

                    (1) Class A-I Notes, allocated sequentially to Class A-I-1 through Class A-I-5 until the aggregate principal balance of the Class A-I Notes equals 77.5% of the Group I pool balance after applying payments received in the related collection period;

                    (2) Class M-I-1 Notes, until the aggregate principal balance of the Class A-I and Class M-I-1 Notes equals 88.0% of the Group I pool balance after applying payments received in the related collection period;

                    (3) Class M-I-2 Notes, until the aggregate principal balance of the Class A-I, M-I-1, and M-I-2 Notes equals 95.0% of the Group I pool balance after applying payments received in the related collection period;

                    (4)  Class M-I-3 Notes, until paid in full.

Group I
 Stepdown  Date:

     The earlier to occur of (a) the distribution date on which the Class A-I Notes have been paid in full and (b) the later to occur of (x) the distribution date in October 2004 and (y) the first distribution date on which the aggregate principal balance of the Class A-I Notes is less than or equal to 77.5% of the Group I pool balance after applying payments received in the related collection period, subject to certain conditions specified in the indenture.

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________







--------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS (CONTINUED)

GROUP II: On each distribution date, Class A-II principal distributions will be paid pro-rata to the Class A-II notes and the variable funding notes, and are equal to:

                    (a) Net Principal Collections, if the distribution date is during the Revolving Period and an Amortization Event has not occurred or

                    (b) Principal Collections if the distribution date is after the Revolving Period or an Amortization Event has occurred plus any accelerated principal payments needed to achieve the Overcollateralization Amount Target plus the amount of any realized losses covered by excess interest or the Group II Policy.
 Net Principal
  Collections:

     On any distribution date, the excess, if any, of (a) principal collections on the Group II mortgage loans during the related collection period over
     (b) the aggregate amount of additional balances drawn during the related period with respect to the Group II mortgage loans and conveyed to the trust.

Revolving Period:

     The period commencing on the Closing Date and ending on September 30, 2006.

                Initial
Undercollateralization:


     Initially, the principal amount of the Class A-II Notes issued will exceed the principal balance of the Group II loans by approximately 1.50%. Beginning on the October 2001 distribution date, any Group II excess interest not used to cover current or previously unpaid losses will be paid as principal to the Class A-II Notes to reduce the initial undercollateralization to zero and to ultimately build to the Overcollateralization Amount Target.

Overcollateralization
Amount Target:

     With respect to any distribution date prior to the Stepdown Date, the Overcollateralization Amount Target will equal 1.70% of the Group II Cut-Off Date Balance. With respect to any distribution date on or after the Stepdown Date, the Overcollateralization Amount Target will equal the lesser of (a) the Overcollateralization Amount Target as of the Cut-Off Date and (b) 3.40% of the aggregate unpaid principal balance of the Group II mortgage loans after applying payments received in the related collection period plus 50% of the aggregate principal balance of all Group II loans that are 90 or more days delinquent as of the last day of the related collection period, subject to a floor of 0.50% of the aggregate principal balance of the Group II mortgage loans as of the Cut-Off Date.

Group II
Stepdown  Date:

     The later of (a) the September 2003 distribution date and (b) the distribution date on which the Group II pool balance after applying payments received in the related collection period is less than 50% of the original Group II pool balance, subject to the satisfaction of certain loss and delinquency criteria as set forth in the underlying documents.

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________





                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

TAXATION:                  For federal income tax purposes:
                           o The Group I Notes will each represent  ownership of
                             a regular interest in a REMIC.
                           o  The  Group  II  Notes  will  be  characterized  as
indebtedness.

ERISA CONSIDERATIONS: All of the Notes, other than the Class M-I-3 Notes, may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

LEGAL INVESTMENT:          None of the Notes will be SMMEA-eligible.

FORM OF REGISTRATION:

     Book-entry form through DTC, Clearstream and Euroclear. Initial settlement and all secondary trades will settle in same-day funds.

MINIMUM DENOMINATIONS:

                    o The Class A-I Notes, other than the Class A-IO Notes, Class A-II Notes and the Class M-I-1 Notes: $25,000

                    o    Class A-IO Notes: $2,000,000 notional amount

                    o    Classes M-I-2 and M-I-3: $250,000

UNDERWRITERS: Lead Manager:  Salomon Smith Barney
              Co-Manager:    Residential Funding Securities Corporation

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



--------------------------------------------------------------------------------
                      CLASS A-IO SCHEDULED NOTIONAL BALANCE
--------------------------------------------------------------------------------

                    10/25/01   $171,824,387.18         4/25/03    $37,089,056.11
                    11/25/01   $152,997,420.37         5/25/03    $34,408,669.17
                    12/25/01   $142,645,678.29         6/25/03    $32,054,089.48
                     1/25/02   $130,065,222.99         7/25/03    $29,835,382.11
                     2/25/02   $119,577,293.54         8/25/03    $27,744,741.37
                     3/25/02   $111,536,471.39         9/25/03    $25,774,808.34
                     4/25/02   $100,374,731.47        10/25/03    $23,918,645.42
                     5/25/02    $91,726,101.61        11/25/03    $22,169,712.23
                     6/25/02    $83,901,610.91        12/25/03    $20,521,842.97
                     7/25/02    $77,492,868.43         1/25/04    $18,969,225.05
                     8/25/02    $71,452,812.53         2/25/04    $17,649,741.15
                     9/25/02    $65,760,315.89         3/25/04    $16,492,422.82
                    10/25/02    $60,395,457.98         4/25/04    $15,402,074.36
                    11/25/02    $55,754,803.68         5/25/04    $14,374,839.69
                    12/25/02    $51,565,967.98         6/25/04    $13,407,083.86
                     1/25/03    $47,618,426.26         7/25/04    $12,495,380.41
                     2/25/03    $43,898,336.48         8/25/04    $11,636,499.44
                     3/25/03    $40,392,647.91         9/25/04    $10,827,396.41

--------------------------------------------------------------------------------
                      CLASS A-IO NOTES YIELD CONSIDERATIONS
--------------------------------------------------------------------------------

    If at any time prior to October 2004, the aggregate principal balance of the Group I mortgage loans is reduced to the Class A-IO Scheduled Notional Balance or less, the yield to investors in the Class A-IO Notes will become extremely sensitive to the rate and timing of principal payments, including prepayments, defaults and liquidations, which may fluctuate significantly over time. Further, if the Master Servicer exercises its option to terminate the trust and such action results in the retirement of the notes prior to the distribution date in October 2004, then the holders of the Class A-IO Notes will receive fewer than the 36 distributions of interest that they would otherwise have been entitled to receive. Investors in the Class A-IO Notes should fully consider the risk that an extremely rapid rate of prepayments on the Group I mortgage loans could result in the failure of such investors to fully recover their investments.

    Based upon the structuring assumptions, and further assuming (i) prepayments occur at approximately 53% CPR, (ii) an aggregate assumed purchase price of [$00,000,000], excluding accrued interest, and (iii) the master servicer exercises its option to purchase the assets of the trust on the first possible distribution date, the pre-tax yield of the Class A-IO Notes would be approximately 0%. If the actual prepayment rate on the Group I mortgage loans were to exceed such rate, then assuming the Group I mortgage loans behave in conformity with all other structuring assumptions, initial investors in the Class A-IO Notes would not fully recover their initial investment. Timing of changes in the rate of prepayments may significantly affect the actual yield to investors, even if the average rate of prepayments is consistent with the expectation of investors. Investors must make their own decisions as to the appropriate prepayment assumption to be used in deciding whether to purchase any Class-IO Notes.

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________




                                 CLASS A-I NOTES

----------------------------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
----------------------------------------------------------------------------------------------------

                                   TO 10% CALL

% OF GROUP I                 0%          50%          75%         100%         125%        150%
PREPAYMENT ASSUMPTION:

CLASS A-I-1
AVG. LIFE (YRS)             6.36         1.50        1.11         0.90         0.77        0.67
WINDOW (MOS)                1-131        1-35        1-25         1-20         1-16        1-14
EXPECTED FINAL MAT.        Aug-12       Aug-04      Oct-03       MAY-03       Jan-03      Nov-02

CLASS A-I-2
AVG. LIFE (YRS)             12.36        3.65        2.59         2.01         1.64        1.39
WINDOW (MOS)               131-165      35-54        25-38        20-29       16-24        14-20
EXPECTED FINAL MAT.        Jun-15       Mar-06      Nov-04       FEB-04       Sep-03      May-03

CLASS A-I-3
AVG. LIFE (YRS)             14.61        5.73        4.05         3.01         2.33        1.94
WINDOW (MOS)               165-178      54-86        38-61        29-46       24-33        20-27
EXPECTED FINAL MAT.        Jul-16       Nov-08      Oct-06       JUL-05       Jun-04      Dec-03

CLASS A-I-4
AVG. LIFE (YRS)             14.83        9.12        6.55         4.99         3.86        2.86
WINDOW (MOS)               178-178      86-141      61-103        46-79       33-63        27-51
EXPECTED FINAL MAT.        Jul-16       Jun-13      Apr-10       APR-08       Dec-06      Dec-05

CLASS A-I-5
AVG. LIFE (YRS)             14.83       11.99        8.82         6.74         5.40        4.41
WINDOW (MOS)               178-178     141-144      103-106       79-81       63-65        51-53
EXPECTED FINAL MAT.        Jul-16       Sep-13      Jul-10       JUN-08       Feb-07      Feb-06

CLASS M-I-1
AVG. LIFE (YRS)             14.69        8.24        5.93         4.66         4.04        3.80
WINDOW (MOS)               160-178      51-144      37-106        38-81       39-65        41-53
EXPECTED FINAL MAT.        Jul-16       Sep-13      Jul-10       JUN-08       Feb-07      Feb-06

CLASS M-I-2
AVG. LIFE (YRS)             14.69        8.24        5.93         4.64         3.95        3.58
WINDOW (MOS)               160-178      51-144      37-106        37-81       37-65        38-53
EXPECTED FINAL MAT.        Jul-16       Sep-13      Jul-10       JUN-08       Feb-07      Feb-06

CLASS M-I-3
AVG. LIFE (YRS)             14.69        8.24        5.93         4.63         3.90        3.49
WINDOW (MOS)               160-178      51-144      37-106        37-81       37-65        37-53
EXPECTED FINAL MAT.        Jul-16       Sep-13      Jul-10       JUN-08       Feb-07      Feb-06

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________




                                 CLASS A-I NOTES

----------------------------------------------------------------------------------------------------
                        SENSITIVITY ANALYSIS (CONTINUED)
----------------------------------------------------------------------------------------------------

                                   TO MATURITY

% OF GROUP I                 0%          50%          75%         100%         125%        150%
PREPAYMENT ASSUMPTION:

CLASS A-I-5
AVG. LIFE (YRS)             15.30       13.88        11.34        9.05         7.29        5.98
WINDOW (MOS)               178-299     141-299      103-299      79-299       63-299      51-299
EXPECTED FINAL MAT.        Aug-26       Aug-26      Aug-26       AUG-26       Aug-26      Aug-26

CLASS M-I-1
AVG. LIFE (YRS)             14.79        8.64        6.48         5.16         4.45        4.14
WINDOW (MOS)               160-299      51-299      37-299       38-299       39-299      41-299
EXPECTED FINAL MAT.        Aug-26       Aug-26      Aug-26       AUG-26       Aug-26      Aug-26

CLASS M-I-2
AVG. LIFE (YRS)             14.79        8.64        6.48         5.13         4.36        3.92
WINDOW (MOS)               160-299      51-299      37-299       37-299       37-299      38-299
EXPECTED FINAL MAT.        Aug-26       Aug-26      Aug-26       AUG-26       Aug-26      Aug-26

CLASS M-I-3
AVG. LIFE (YRS)             14.79        8.64        6.48         5.12         4.31        3.83
WINDOW (MOS)               160-299      51-299      37-299       37-299       37-299      37-299
EXPECTED FINAL MAT.        Aug-26       Aug-26      Aug-26       AUG-26       Aug-26      Aug-26

------------------------ ------------ ----------- ------------ ------------ ----------- ------------



________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________




                                CLASS A-II NOTES

----------------------------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
----------------------------------------------------------------------------------------------------

                                   TO 10% CALL

 % OF CPR         0%          20%          25%         30%         35%         40%          45%

 % OF CDR    (WAL-Date)   (WAL-Date)  (WAL-Date)   (WAL-Date)  (WAL-Date)   (WAL-Date)   (WAL-Date)

 0%............14.73 -    3.81 -        3.01 -     2.46 -        2.05 -       1.74 -     1.50 -
               4/2024       6/2011      7/2009       2/2008      1/2007       4/2006       8/2005
 10%...........14.82 -    5.62 -        4.26 -     3.32 -        2.66 -       2.18 -     1.82 -
               7/2024       6/2016      12/2012      4/2010      7/2008       5/2007       6/2006
 15%...........14.83 -    6.83 -        5.18 -     3.96 -        3.11 -       2.50 -     2.05 -
               7/2024       9/2017      6/2016       3/2012      9/2009       2/2008       1/2007
 20%...........14.83 -    8.50 -        6.29 -     4.82 -        3.72 -       2.93 -     2.35 -
               7/2024       5/2020      4/2017       5/2016      7/2011       3/2009       9/2007
 25%...........14.84 -    8.53 -        7.83 -     5.86 -        4.50 -       3.49 -     2.75 -
               7/2024       9/2020      10/2019      1/2017      6/2015       12/2010      9/2008

                                   TO MATURITY

 % OF CPR        0%           20%         25%          30%         35%          40%         45%

 % OF CDR    (WAL-Date)   (WAL-Date)   (WAL-Date)  (WAL-Date)   (WAL-Date)  (WAL-Date)   (WAL-Date)

 0%............14.83 -      4.06 -     3.25 -        2.66 -     2.22 -        1.89 -     1.62 -
               4/2026       8/2019       6/2016      9/2015       7/2013      11/2011      6/2010
 10%...........14.89 -      5.68 -     4.38 -        3.47 -     2.82 -        2.33 -     1.95 -
               4/2026       6/2023       8/2020      10/2017      6/2016      2/2014       1/2012
 15%...........14.90 -      6.88 -     5.21 -        4.06 -     3.24 -        2.64 -     2.18 -
               4/2026       10/2024      6/2022      9/2019       2/2017      1/2016       4/2013
 20%...........14.91 -      8.53 -     6.31 -        4.83 -     3.79 -        3.03 -     2.47 -
               4/2026       8/2025       1/2024      6/2021      11/2018      8/2016       2/2015
 25%...........14.91 -      8.55 -     7.85 -        5.87 -     4.52 -        3.55 -     2.84 -
               4/2026       9/2025       2/2025      2/2023       8/2020      3/2018       6/2016


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------------------------------------------------------
                           GROUP I COLLATERAL SUMMARY
----------------------------------------------------------------------------------------------------

Statistics  for the Group I home equity loans are listed below as of the Cut-Off
Date.

                                                 SUMMARY STATISTICS     RANGE (IF APPLICABLE)

  NUMBER OF MORTGAGE LOANS:                      8,502

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $331,149,947.39        $259.90 to $259,762.77
  AVERAGE CURRENT PRINCIPAL BALANCE:             $38,949.65

  AGGREGATE ORIGINAL PRINCIPAL BALANCE:          $333,295,912.00        $8,100.00 to $260,000.00
  AVERAGE ORIGINAL PRINCIPAL BALANCE:            $39,202.06

  WTD. AVG. GROSS LOAN RATE:                     9.80%                  7.05% to 15.99%

  WTD. AVG. ORIGINAL TERM (MONTHS):              179.65                 60.00 to 360.00
  WTD. AVG. REMAINING TERM (MONTHS):             178.03                 45.00 to 357.00

  WTD. AVG. ORIGINAL CLTV:                       89.21%                 10.00% to 100.00%

  WTD. AVG. BORROWER FICO:                       717.65                 620.00 to 821.00

  WTD. AVG. BORROWER DTI:                        37.58%                 3.00% to 51.00%

  BALLOON LOANS (% OF TOTAL):                    48.28%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               22.91%

  LIEN POSITION (1ST / 2ND):                     0.33% / 99.67%

  GEOGRAPHIC DISTRIBUTION: (1)                   California     29.62%
                                                 Virginia        7.58%
                                                 Maryland        5.08%


________________
(1) Other states account individually for less than 5% of the pool balance.
________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------------------------------
                              GROUP I CREDIT SCORE
---------------------------------------------------------------------------------------------------

  RANGE OF CREDIT SCORES            MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  620 - 639                            113                2,878,333.30                0.87
  640 - 659                            568               20,802,208.29                6.28
  660 - 679                            869               33,740,658.57               10.19
  680 - 699                          1,499               65,755,593.85               19.86
  700 - 719                          1,268               52,847,108.48               15.96
  720 - 739                          1,300               50,870,034.09               15.36
  740 - 759                          1,161               42,303,937.85               12.77
  760 - 779                          1,089               38,645,391.15               11.67
  780 - 799                            550               20,191,153.03                6.10
  800 - 821                             85                3,115,528.78                0.94

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                             GROUP I MORTGAGE RATES
---------------------------------------------------------------------------------------------------

  RANGE OF MORTGAGE RATES (%)       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  7.001 - 7.500                          8                  243,000.39                0.07
  7.501 - 8.000                         81                3,114,335.97                0.94
  8.001 - 8.500                        552               19,476,250.04                5.88
  8.501 - 9.000                      1,788               63,049,524.40               19.04
  9.001 - 9.500                      1,765               64,635,361.01               19.52
  9.501 - 10.000                     1,712               73,776,776.93               22.28
  10.001 - 10.500                      909               38,435,445.28               11.61
  10.501 - 11.000                      720               31,084,554.30                9.39
  11.001 - 11.500                      346               14,177,156.53                4.28
  11.501 - 12.000                      323               12,618,324.43                3.81
  12.001 - 12.500                      103                3,805,697.88                1.15
  12.501 - 13.000                      123                4,297,569.18                1.30
  13.001 - 13.500                       37                1,192,999.36                0.36
  13.501 - 14.000                       31                1,143,206.01                0.35
  14.001 - 14.500                        1                   14,798.54                0.00
  14.501 - 15.000                        2                   59,950.00                0.02
  15.501 - 16.000                        1                   24,997.14                0.01

  TOTAL:                             8,502              331,149,947.39              100.00


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------
                       GROUP I CURRENT PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------

  RANGE OF PRINCIPAL BALANCES       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  ($)                                 LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                       2,544               47,442,685.89               14.33
  25,000.01 - 50,000.00              4,202              156,295,862.84               47.20
  50,000.01 - 75,000.00              1,193               73,627,066.84               22.23
  75,000.01 - 100,000.00               496               44,478,653.87               13.43
  100,000.01 - 125,000.00               27                2,974,111.86                0.90
  125,000.01 - 150,000.00               29                4,140,518.34                1.25
  150,000.01 - 175,000.00                2                  337,047.80                0.10
  175,000.01 - 200,000.00                7                1,384,486.04                0.42
  200,000.01 - 225,000.00                1                  209,751.14                0.06
  250,000.01 - 275,000.00                1                  259,762.77                0.08

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                   GROUP I ORIGINAL TERM TO SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  ORIGINAL TERM (MO.)               MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  60                                    33                  864,841.11                0.26
  120                                  280                9,300,507.10                2.81
  132                                    1                   42,829.00                0.01
  180                                8,068              314,800,823.71               95.06
  240                                   67                3,172,490.14                0.96
  300                                   52                2,943,586.05                0.89
  360                                    1                   24,870.28                0.01

  TOTAL:                             8,502              331,149,947.39              100.00



________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________




THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------
                  GROUP I REMAINING TERM TO SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  RANGE OF REMAINING TERM (MO.)     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  45 - 48                                1                   38,969.90                0.01
  49 - 60                               32                  825,871.21                0.25
  73 - 84                                3                   52,036.41                0.02
  85 - 96                                1                   29,670.45                0.01
  97 - 108                               3                   50,357.65                0.02
  109 - 120                            273                9,168,442.59                2.77
  121 - 132                              1                   42,829.00                0.01
  133 - 144                              2                   30,661.57                0.01
  145 - 156                             46                1,100,789.29                0.33
  157 - 168                             34                1,033,515.90                0.31
  169 - 180                          7,986              312,635,856.95               94.41
  193 - 204                              4                   89,278.91                0.03
  205 - 216                              4                   79,362.91                0.02
  229 - 240                             59                3,003,848.32                0.91
  289 - 300                             52                2,943,586.05                0.89
  349 - 357                              1                   24,870.28                0.01

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------



________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------
                 GROUP I ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF ORIGINAL CLTVS (%)         MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                           1                   48,402.41                0.01
  10.01 - 20.00                          5                  199,755.41                0.06
  20.01 - 30.00                         15                  630,282.10                0.19
  30.01 - 40.00                         22                  991,104.48                0.30
  40.01 - 50.00                         45                1,923,771.92                0.58
  50.01 - 60.00                         90                3,441,150.92                1.04
  60.01 - 70.00                        205                8,416,252.44                2.54
  70.01 - 75.00                        308               13,144,901.31                3.97
  75.01 - 80.00                        626               29,946,727.32                9.04
  80.01 - 85.00                        502               17,359,532.75                5.24
  85.01 - 90.00                      2,687               95,452,737.12               28.82
  90.01 - 95.00                      2,789              107,957,811.59               32.60
  95.01 - 100.00                     1,207               51,637,517.62               15.59

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                         GROUP I JUNIOR MORTGAGE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF JUNIOR MORTGAGE RATIOS     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                           91                1,211,425.16                0.37
  5.01 - 10.00                         664               14,056,498.52                4.24
  10.01 - 15.00                      2,129               62,827,749.61               18.97
  15.01 - 20.00                      2,969              113,909,406.17               34.40
  20.01 - 25.00                        710               32,885,960.16                9.93
  25.01 - 30.00                        565               27,571,183.64                8.33
  30.01 - 40.00                        737               39,262,092.16               11.86
  40.01 - 50.00                        368               22,198,995.24                6.70
  50.01 - 60.00                        159               10,276,100.39                3.10
  60.01 - 70.00                         59                4,162,370.86                1.26
  70.01 - 80.00                         17                1,090,712.97                0.33
  80.01 - 90.00                          6                  359,361.26                0.11
  90.01 - 100.00                         3                  167,409.80                0.05

  TOTAL:                             8,502              331,149,947.39              100.00


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________




THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------
                         GROUP I GEOGRAPHIC DISTRIBUTION
---------------------------------------------------------------------------------------------------

  STATE                             MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  CALIFORNIA                         2,312               98,081,025.56               29.62
  VIRGINIA                             634               25,117,054.39                7.58
  MARYLAND                             441               16,807,792.06                5.08
  GEORGIA                              454               15,717,916.95                4.75
  COLORADO                             287               11,397,918.68                3.44
  WASHINGTON                           286               10,865,735.53                3.28
  FLORIDA                              289               10,706,843.48                3.23
  MASSACHUSETTS                        234               10,308,714.52                3.11
  NEW JERSEY                           280               10,010,176.31                3.02
  OTHER(1)                           3,285              122,136,769.91               36.88

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                              GROUP I PROPERTY TYPE
---------------------------------------------------------------------------------------------------

  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  SINGLE FAMILY RESIDENCE            6,234              247,985,392.75               74.89
  PUD DETACHED                       1,296               51,423,736.91               15.53
  CONDO                                567               18,367,141.79                5.55
  PUD ATTACHED                         225                6,433,916.08                1.94
  MULTIFAMILY (2-4 UNITS)               71                3,370,190.30                1.02
  TOWNHOUSE                             85                2,993,010.72                0.90
  MANUF. HOME                           20                  418,732.96                0.13
  TOWNHOUSE/ROW HOUSE DET.               4                  157,825.88                0.05

  TOTAL:                             8,502              331,149,947.39              100.00


________________
(1) Other includes states and the District of Columbia with under 3% concentrations individually. (1) Figure is based on credit limit rather than current principal balance. (2) Other states account individually for less than 5% of the pool balance. (1) Other includes states and the District of Columbia with under 3% concentrations individually.

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------
                             GROUP I OCCUPANCY TYPE
---------------------------------------------------------------------------------------------------

  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  PRIMARY RESIDENCE                  8,478              330,569,778.55               99.82
  SECOND HOME                           19                  404,991.98                0.12
  NON-OWNER OCCUPIED                     5                  175,176.86                0.05

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                              GROUP I LIEN POSITION
---------------------------------------------------------------------------------------------------

  POSITION                          MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            21                1,076,319.30                0.33
  SECOND LIEN                        8,481              330,073,628.09               99.67

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                             GROUP I DEBT-TO-INCOME
---------------------------------------------------------------------------------------------------

 RANGE OF DEBT-TO-INCOME RATIOS     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                            4                  141,219.21                0.04
  5.01 - 10.00                           3                   86,854.49                0.03
  10.01 - 15.00                         49                1,848,971.85                0.56
  15.01 - 20.00                        184                6,087,162.70                1.84
  20.01 - 25.00                        466               16,512,921.89                4.99
  25.01 - 30.00                      1,085               38,503,442.38               11.63
  30.01 - 35.00                      1,528               56,864,060.11               17.17
  35.01 - 40.00                      1,925               74,071,162.55               22.37
  40.01 - 45.00                      2,298               95,941,772.90               28.97
  45.01 - 50.00                        959               41,072,563.31               12.40
  50.01 - 55.00                          1                   19,816.00                0.01

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------------------------------
                         GROUP I PREPAYMENT PENALTY TERM
---------------------------------------------------------------------------------------------------

  PREPAYMENT PENALTY TERM (MO.)     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  NONE                               7,125              267,164,467.60               80.68
  6                                     23                1,250,249.60                0.38
  12                                    78                3,959,954.77                1.20
  24                                    19                  943,429.79                0.28
  30                                     1                   24,134.97                0.01
  36                                 1,236               56,852,169.03               17.17
  42                                     8                  459,700.86                0.14
  60                                    11                  392,847.06                0.12
  GREATER THAN 60                        1                  102,993.71                0.03

  TOTAL:                             8,502              331,149,947.39              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                              GROUP I LOAN PURPOSE
---------------------------------------------------------------------------------------------------

  PURPOSE                           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  PURCHASE MONEY                     3,469              127,984,531.12               38.65
  DEBT CONSOLIDATION                 2,809              121,744,198.18               36.76
  CASH                               1,113               42,894,973.80               12.95
  LOWER RATE/REDUCED                   766               26,267,784.10                7.93
  OTHER                                169                5,918,341.92                1.79
  HOME IMP/DEBT CONS/                  157                5,692,835.95                1.72
    ASSET ACQ
  HOME IMP.                              8                  388,097.79                0.12
  CONVENIENCE                           11                  259,184.53                0.08

  TOTAL:                             8,502              331,149,947.39              100.00


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________




THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



----------------------------------------------------------------------------------------------------
                           GROUP II COLLATERAL SUMMARY
----------------------------------------------------------------------------------------------------

Statistics for the Group II revolving credit loans are listed below as of the Cut-Off Date.

                                                 SUMMARY STATISTICS     RANGE (IF APPLICABLE)

  NUMBER OF REVOLVING CREDIT LOANS:              3,050

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $113,904,785.86        $0.00 to $373,300.00
  AVERAGE CURRENT PRINCIPAL BALANCE:             $37,345.83

  AGGREGATE CREDIT LIMIT BALANCE:                $150,871,661.00        $9,850.00 to $440,000.00
  AVERAGE CREDIT LIMIT BALANCE:                  $49,466.12

  AVERAGE CREDIT UTILIZATION RATE:               89.17%                 0.00% to 101.20%

  WTD. AVG. INITIAL LOAN RATE:                   6.66%                  4.25% to 12.25%
  WTD. AVG. MARGIN:                              1.81%                  0.00% to 5.50%
  WTD. AVG. MAXIMUM LOAN RATE:                   19.23%                 14.00% to 25.00%

  WTD. AVG. ORIGINAL TERM (MONTHS):              221.77                 120.00 to 360.00
  WTD. AVG. REMAINING TERM (MONTHS):             218.39                 118.00 to 356.00
  WTD. AVG. MONTHS TO FIRST ADJUSTMENT DATE:     2.61                   1.00 to 7.00
  WTD. AVG. MONTHS TO REPAYMENT PERIOD:          138.01                 18.00 to 180.00

  WTD. AVG. CLTV: (1)                            80.25%                 8.00% to 100.00%

  WTD. AVG. BORROWER FICO:                       728.51                 620.00 to 821.00

  BALLOON LOANS (% OF TOTAL):                    32.94%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               21.66%

  LIEN POSITION (1ST / 2ND):                     1.62% / 98.35%

  GEOGRAPHIC DISTRIBUTION: (2)                   California     39.53%
                                                 New Jersey     10.95%
                                                 Georgia         6.92%
                                                 Florida         6.18%
                                                 Michigan        6.10%

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------------------------------
                       GROUP II CURRENT PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------

  RANGE OF PRINCIPAL BALANCES       REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
  ($)                             CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                       1,309               18,824,818.94               16.53
  25,000.01 - 50,000.00              1,121               41,951,414.29               36.83
  50,000.01 - 75,000.00                319               19,742,182.21               17.33
  75,000.01 - 100,000.00               195               17,707,991.58               15.55
  100,000.01 - 125,000.00               35                3,992,930.33                3.51
  125,000.01 - 150,000.00               36                5,045,404.97                4.43
  150,000.01 - 175,000.00                9                1,482,574.15                1.30
  175,000.01 - 200,000.00               24                4,565,671.66                4.01
  200,000.01 - 225,000.00                1                  218,497.73                0.19
  350,000.01 - 375,000.00                1                  373,300.00                0.33

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                             GROUP II CREDIT LIMITS
---------------------------------------------------------------------------------------------------

  RANGE OF CREDIT LIMITS ($)        REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                         806               12,534,445.44               11.00
  25,000.01 - 50,000.00              1,311               39,991,387.96               35.11
  50,000.01 - 75,000.00                404               19,866,729.52               17.44
  75,000.01 - 100,000.00               382               23,787,783.00               20.88
  100,000.01 - 125,000.00               37                3,502,179.90                3.07
  125,000.01 - 150,000.00               53                5,997,957.97                5.27
  150,000.01 - 175,000.00                7                  970,977.64                0.85
  175,000.01 - 200,000.00               44                6,108,232.17                5.36
  225,000.01 - 250,000.00                3                  479,789.91                0.42
  275,000.01 - 300,000.00                1                   95,037.98                0.08
  350,000.01 - 375,000.00                1                  373,300.00                0.33
  425,000.01 - 450,000.00                1                  196,964.37                0.17

  TOTAL:                             3,050              113,904,785.86              100.00


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------------------------------
                     GROUP II CREDIT LIMIT UTILIZATION RATES
---------------------------------------------------------------------------------------------------

  RANGE OF UTILIZATION RATES        REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
  (%)                             CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                         152                  334,648.19                0.29
  10.01 - 20.00                        106                1,004,467.82                0.88
  20.01 - 30.00                        122                1,780,409.99                1.56
  30.01 - 40.00                        107                2,165,597.93                1.90
  40.01 - 50.00                        144                3,940,870.74                3.46
  50.01 - 60.00                        115                3,468,607.41                3.05
  60.01 - 70.00                        146                4,947,905.00                4.34
  70.01 - 80.00                        139                5,938,703.07                5.21
  80.01 - 90.00                        127                5,630,733.44                4.94
  90.01 - 100.00                     1,887               84,490,373.68               74.18
  100.01 - 101.20                        5                  202,468.59                0.18

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                        GROUP II GEOGRAPHIC DISTRIBUTION
---------------------------------------------------------------------------------------------------

  STATE                             REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  CALIFORNIA                         1,068               45,022,633.52               39.53
  NEW JERSEY                           322               12,468,115.21               10.95
  GEORGIA                              230                7,879,169.82                6.92
  FLORIDA                              226                7,042,829.00                6.18
  MICHIGAN                             226                6,948,920.93                6.10
  COLORADO                             113                4,177,665.14                3.67
  MASSACHUSETTS                         93                3,944,203.34                3.46
  ARIZONA                               90                3,718,044.52                3.26
  OTHER(1)                             682               22,703,204.38               19.93

  TOTAL:                             3,050              113,904,785.86              100.00


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________




THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------
                     GROUP II COMBINED LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF CLTVS (%)                  REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                           1                   32,569.27                0.03
  10.01 - 20.00                         14                  495,367.65                0.43
  20.01 - 30.00                         19                  708,922.29                0.62
  30.01 - 40.00                         30                  950,064.08                0.83
  40.01 - 50.00                         67                3,098,121.64                2.72
  50.01 - 60.00                        121                6,062,704.08                5.32
  60.01 - 70.00                        256               11,754,016.72               10.32
  70.01 - 75.00                        216                8,536,284.34                7.49
  75.01 - 80.00                        352               14,893,557.64               13.08
  80.01 - 85.00                        165                5,262,921.82                4.62
  85.01 - 90.00                        929               29,547,943.68               25.94
  90.01 - 95.00                        688               25,688,807.40               22.55
  95.01 - 100.00                       192                6,873,505.25                6.03

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                         GROUP II JUNIOR MORTGAGE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF JUNIOR MORTGAGE RATIOS     REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                           54                  678,935.22                0.60
  5.01 - 10.00                         322                6,466,614.16                5.68
  10.01 - 15.00                        867               24,625,265.92               21.62
  15.01 - 20.00                        918               34,655,284.40               30.42
  20.01 - 25.00                        292               13,429,097.95               11.79
  25.01 - 30.00                        212               10,448,370.32                9.17
  30.01 - 40.00                        216               12,783,755.54               11.22
  40.01 - 50.00                         77                4,843,153.38                4.25
  50.01 - 60.00                         31                2,015,984.72                1.77
  60.01 - 70.00                         12                1,249,456.41                1.10
  70.01 - 80.00                          5                  421,162.68                0.37
  80.01 - 90.00                          3                  205,522.17                0.18
  90.01 - 100.00                         3                  193,264.70                0.17

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------------------------------
                              GROUP II CREDIT SCORE
---------------------------------------------------------------------------------------------------

  RANGE OF CREDIT SCORES            REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  620 - 639                             78                1,672,009.84                1.47
  640 - 659                            165                4,509,100.10                3.96
  660 - 679                            254                8,455,070.98                7.42
  680 - 699                            434               16,899,983.85               14.84
  700 - 719                            393               15,739,362.51               13.82
  720 - 739                            469               17,137,931.50               15.05
  740 - 759                            457               17,947,797.20               15.76
  760 - 779                            476               18,060,822.88               15.86
  780 - 799                            279               11,636,932.62               10.22
  800 - 821                             45                1,845,774.38                1.62

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                            GROUP II ORIGINATION YEAR
---------------------------------------------------------------------------------------------------

  ORIGINATION YEAR                  REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  1994                                   2                   25,262.76                0.02
  1995                                   3                  108,663.56                0.10
  1996                                   3                   90,897.82                0.08
  1997                                   4                   25,476.38                0.02
  1998                                  38                  772,027.48                0.68
  1999                                  27                  481,576.02                0.42
  2000                                  91                2,603,899.70                2.29
  2001                               2,882              109,796,982.14               96.39

  TOTAL:                             3,050              113,904,785.86              100.00


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------------------------------
                             GROUP II MORTGAGE RATES
---------------------------------------------------------------------------------------------------

  RANGE OF MORTGAGE RATES (%)       REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  4.001 - 4.500                          1                    9,601.80                0.01
  5.001 - 5.500                         38                1,641,512.00                1.44
  5.501 - 6.000                      1,993               76,588,198.60               67.24
  6.001 - 6.500                          2                  147,599.31                0.13
  6.501 - 7.000                        161                6,406,739.29                5.62
  7.001 - 7.500                        134                5,394,772.40                4.74
  7.501 - 8.000                        100                3,495,252.89                3.07
  8.001 - 8.500                        125                3,801,681.69                3.34
  8.501 - 9.000                        102                3,518,169.56                3.09
  9.001 - 9.500                        149                4,716,151.96                4.14
  9.501 - 10.000                        65                2,152,160.51                1.89
  10.001 - 10.500                       93                3,323,250.59                2.92
  10.501 - 11.000                       38                1,262,327.28                1.11
  11.001 - 11.500                       23                  680,828.60                0.60
  11.501 - 12.000                       23                  687,267.62                0.60
  12.001 - 12.500                        3                   79,271.76                0.07

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                             GROUP II GROSS MARGINS
---------------------------------------------------------------------------------------------------

  RANGE OF GROSS MARGINS (%)        REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.000 - 0.999                        715               31,462,602.08               27.62
  1.000 - 1.999                        828               30,155,216.49               26.47
  2.000 - 2.999                        836               30,616,697.03               26.88
  3.000 - 3.999                        442               14,655,086.08               12.87
  4.000 - 4.999                        196                6,020,874.89                5.29
  5.000 - 5.500                         33                  994,309.29                0.87

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------
                           GROUP II MAXIMUM LOAN RATES
---------------------------------------------------------------------------------------------------

  RANGE OF MAXIMUM RATES (%)        REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  14.000                                 5                  184,960.33                0.16
  16.000                                12                  251,092.24                0.22
  18.000                             2,490               89,405,293.59               78.49
  21.000                                11                  359,848.99                0.32
  21.750                                34                1,028,251.10                0.90
  22.200                                 7                  248,852.77                0.22
  24.000                               477               21,838,001.79               19.17
  25.000                                14                  588,485.05                0.52

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                  GROUP II REMAINING TERM TO SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  RANGE OF REMAINING TERM (MO.)     REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  118 - 120                              5                  218,150.00                0.19
  121 - 132                              1                   10,000.00                0.01
  133 - 144                              6                  254,965.07                0.22
  145 - 156                             14                  331,477.19                0.29
  157 - 168                             20                  784,284.87                0.69
  169 - 180                          1,882               72,552,736.62               63.70
  217 - 228                              3                   84,686.94                0.07
  229 - 240                              5                  137,314.59                0.12
  241 - 252                              1                    9,091.00                0.01
  253 - 264                             19                  289,773.05                0.25
  265 - 276                             26                  347,950.16                0.31
  277 - 288                             14                  226,242.20                0.20
  289 - 300                          1,053               38,643,165.09               33.93
  349 - 356                              1                   14,949.08                0.01

  TOTAL:                             3,050              113,904,785.86              100.00


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RFMSII SERIES 2001-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$458,755,000 (APPROXIMATE)
________________________________________________________________________________



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------
                             GROUP II OCCUPANCY TYPE
---------------------------------------------------------------------------------------------------

  TYPE                              REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  PRIMARY RESIDENCE                  3,020              112,958,100.23               99.17
  SECOND HOME                           10                  436,384.79                0.38
  NON-OWNER OCCUPIED                    20                  510,300.84                0.45

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                             GROUP II LIEN POSITION
---------------------------------------------------------------------------------------------------

  POSITION                          REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            36                1,846,918.29                1.62
  SECOND LIEN                        3,014              112,057,867.57               98.38

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                             GROUP II PROPERTY TYPE
---------------------------------------------------------------------------------------------------

  TYPE                              REVOLVING            CUT-OFF DATE          % OF CUT-OFF DATE
                                  CREDIT LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  SINGLE FAMILY RESIDENCE            2,235               84,658,572.80               74.32
  PUD DETACHED                         509               19,405,062.83               17.04
  CONDO                                203                6,684,781.75                5.87
  PUD ATTACHED                          52                1,606,860.43                1.41
  MULTIFAMILY (2-4 UNITS)               40                1,211,953.66                1.06
  TOWNHOUSE                              7                  274,327.80                0.24
  MANUF. HOME                            3                   48,915.14                0.04
  TOWNHOUSE/ROW HOUSE DET.               1                   14,311.45                0.01

  TOTAL:                             3,050              113,904,785.86              100.00

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.